UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2022

Consolidated Edison, Inc.
(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(212) 460-4600

Consolidated Edison Company of New York, Inc.
(Exact name of registrant as specified in its charter)

New York	1-01217	13-5009340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(212) 460-4600

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Consolidated Edison, Inc.,	ED	New York Stock Exchange
Common Shares ($.10 par value)
Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note
This Current Report on Form
8-K
is a combined report by two different registrants: Consolidated Edison, Inc. (Con Edison) and Consolidated Edison Company of New York, Inc. (CECONY). CECONY is a wholly-owned subsidiary of Con Edison and, as such, the information in this Current Report about CECONY also applies to Con Edison. CECONY makes no representation as to the information contained in this Current Report relating to Con Edison or the subsidiaries of Con Edison other than itself.
Each of Con Edison and CECONY is furnishing the information contained in Item 7.01 and Exhibit 99.1 of this Current Report on Form
8-K
and the information contained under the heading “Forward-Looking Statements.” Item 8.01 is being filed solely by Con Edison.
Forward-Looking Statements
The information in this report includes forward-looking statements. Forward-looking statements reflect information available and assumptions at the time the statements are made, and accordingly speak only as of that time. Actual results or developments might differ materially from those included in the forward-looking statements because of various factors including, but not limited to, those identified in reports Con Edison and CECONY have filed with the Securities and Exchange Commission.

Item 7.01.	Regulation FD Disclosure
On November 13, 2022 through November 15, 2022, Con Edison will participate in investor meetings at the Edison Electric Institute Financial Conference Presentation. The presentation is “furnished” as an exhibit to this report pursuant to Item 7.01 of Form
8-K.

Item 8.01.	Other Events.
Anticipated Sale of Con Edison Clean Energy Businesses, Inc.
On October 1, 2022, Con Edison entered into an agreement to sell Con Edison Clean Energy Businesses, Inc. for $6,800 million, subject to closing adjustments, including working capital adjustments and downward adjustments for indebtedness, transaction expenses and the value of certain assets and projects that are not able to be conveyed to the buyer upon closing of the transaction. The transaction is subject to, among other things, customary closing conditions and receipt of regulatory approvals, and is expected to close in the first half of 2023.
Con Edison estimates net
after-tax
proceeds of approximately $3,600 million to $3,800 million from the transaction, subject to change based on the purchase price adjustments described above and the final amount of federal and state income taxes and transaction costs.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit 99.1	Edison Electric Institute Financial Conference Presentation, November 13 - 15 2022, furnished pursuant to Item 7.01 of Form 8-K.

Exhibit 104	Cover Page Interactive Data File - The cover page iXBRL tags are embedded within the inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2022	CONSOLIDATED EDISON, INC.

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

	By	/s/ Joseph Miller
Joseph Miller
Vice President, Controller and Chief Accounting Officer